UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 14, 2005

(Date of earliest event reported)
BIOPURE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15167	04-2836871

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11 Hurley Street, Cambridge, Massachusetts 02141
(Address of principal executive offices, including zip code)
(617) 234-6500
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 - Press Release dated September 14, 2005

Item 8.01.   Other Events
On September 14, 2005, Biopure Corporation issued a press release announcing the filing of a civil injunctive proceeding brought by the U.S. Securities and Exchange Commission. A copy of this press release is being filed pursuant to Item 8.01 of this current report on Form 8-K and is attached hereto as Exhibit 99.1.
Item 9.01.   Financial Statements and Exhibits
(c) Exhibits

99.1	Press Release dated September 14, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION
Date: September 15, 2005	By:	/s/ Zafiris G. Zafirelis
Zafiris G. Zafirelis
President and Chief Executive Officer